Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Six Months Ended June 30, 2026

                                   Second Quarter 2026 Highlights

●	Revenue of $342.3 million, a 4.9% increase compared to the first quarter of 2026
●	Average day rate of $22,938 per day, an increase of $655 per day, or 2.9%, compared to the first quarter of 2026
●	Weighted average leading edge day rate of $24,341, a 7.5% increase compared to the first quarter of 2026
●	Net income of $21.7 million and Adjusted EBITDA of $133.8 million
●	Net cash provided by operating activities of $67.0 million and free cash flow of $64.4 million

                                 Annual Guidance and Share Repurchase Program

●	Updating 2026 revenue guidance range of $1.42 to $1.47 billion and 2026 gross margin guidance range of 49% to 50% pro forma for the previously announced Wilson Sons Ultratug Offshore (“WSUT”) acquisition to reflect an expected closing around September 1, 2026
●	Outstanding share repurchase program authorization of $500 million

HOUSTON, August 3, 2026 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and six months ended June 30, 2026 of $342.3 million and $668.5 million, respectively, compared with $341.4 million and $674.9 million for the three and six months ended June 30, 2025. Tidewater's net income for the three and six months ended June 30, 2026, was $21.7 million ($0.43 per common share) and $27.8 million ($0.56 per common share), respectively, compared with net income of $72.9 million ($1.46 per common share) and $115.6 million ($2.27 per common share), respectively, for the three and six months ended June 30, 2025.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “The second quarter of 2026 came in nicely above our expectations, driven by both revenue outperformance and lower-than-expected operating expenses. Day rate and utilization both outperformed, with revenue for the quarter coming in at $342.3 million. Gross margin of 46.9% came in well ahead of our expectations due to the increase in revenue and lower than anticipated operating expenses, but was down modestly from the first quarter due to costs associated with the conflict in the Middle East. Realized day rates improved materially during the quarter, up $655 per day, representing the largest absolute sequential day rate improvement since the third quarter of 2024. The improvement in day rates was driven primarily by our largest class of PSVs, with day rate momentum realized across multiple of our regional reporting segments. Further, new term contract fixture day rate momentum accelerated from the first quarter with our weighted average term contract rate increasing approximately 7.5% sequentially up approximately $1,690 per day to $24,341. Utilization also came in higher than anticipated during the quarter, though this was largely related to the timing of drydocks of certain vessels moving to later in the year.

“During the first quarter, Operation Epic Fury commenced in the Middle East, one of our principal operating regions. To date, we’ve yet to experience any material activity disruptions in the region and, in fact, realized our highest utilization and day rate in recent memory during the second quarter. From a cost perspective, we incurred less costs in the quarter than anticipated, though our costs do remain somewhat elevated compared to our cost structure prior to the commencement of the conflict. We’ve submitted our first batch of invoices for direct, conflict-related costs, and have received modest reimbursements associated with these submitted invoices; we continue to expect to realize additional reimbursements for conflict-related, direct cost increases. Looking forward, we expect to continue to incur conflict-related costs in the Middle East, though we have made structural adjustments to our wage schemes to minimize the impact of conflict-related wage increases.

“We recently updated the market on our expected closing timing for the WSUT acquisition. We now anticipate to close the transaction around September 1, 2026. In the interim, our integration efforts have continued and we expect a swift integration of the organization onto Tidewater’s platform, consistent with our approach and integration cadence in prior acquisitions.

“Volatility and uncertainty continue to be major themes in the global energy landscape as the conflict in the Middle East and the associated disruptions with the conflict persist. While these near-term factors can influence sentiment, the longer-term considerations for the energy sector, namely offshore activity, remain constructive. Our conversations with customers continue to point to a broad pick-up in offshore activity as we progress through this year and into 2027, with the pace of tendering for new contracts and opportunities picking up materially. We believe that the opportunity set we’re currently seeing is a function of projects already contemplated for commencement and that new projects contemplated in response to the reshaping of the global energy supply chain have yet to be developed and commercialized. We do anticipate that over time there will be incremental projects developed in response to regional energy security considerations, but the lead time to these projects is often measured in years rather than months, solidifying the long-term durability of the offshore cycle.

“We remain confident that the geographic diversification of our fleet and an established onshore infrastructure in every major offshore market globally provides us a distinct advantage to capitalize on the broad-based offshore activity increase we see ahead of us. Each factor of demand of our vessels – production support, subsea and EPCI support and drilling support – are all poised for continued growth and the supply of available offshore vessels may be insufficient to meet this heightened level of demand. We anticipate that we will continue to see leading indicators of this supply and demand imbalance, as illustrated by this quarter’s weighted average leading edge day rate, as we progress through the remainder of 2026 and that we will be the beneficiary of in 2027. We are modestly revising our 2026 revenue guidance range of $1.42 billion to $1.47 billion and our 2026 gross margin guidance range of 49% to 50% to account for the approximately two-month delay in the closing of the WSUT transaction and continued elevated, but declining, operating costs associated with the conflict in the Middle East. We expect to incur approximately $13.1 million of conflict-related costs in 2026, approximately $7.6 million of which we are contractually permitted to bill back to our customers.”

In addition to the number of outstanding shares, as of June 30, 2026, the Company also has the following in-the-money warrants.

Common shares outstanding	49,754,957
New Creditor Warrants (strike price $0.001 per common share)	21,400
GulfMark Creditor Warrants (strike price $0.01 per common share)	50,865
Total	49,827,222

Tidewater will hold a conference call to discuss results for the three months ending June 30, 2026 on August 4, 2026, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.833.461.5787 if calling from the U.S. or Canada (+1.365.657.4084 if calling from outside the U.S. or Canada) and provide Conference ID: 600 500 897 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on August 4, 2026. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 70 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; global trade trends, including evolving impacts from implementation of new tariffs and potential retaliatory measures; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; uncertainty around the use and impacts of artificial intelligence applications; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The supplementary information presented in this press release was not audited. This press release presents extracts from the Consolidated Balance Sheets at June 30, 2026 and December 31, 2025; the Condensed Consolidated Income Statements and Condensed Consolidated Statements of Equity for the three and six months ended June 30, 2026 and 2025; and the Consolidated Statements of Cash Flows for the six months ended June 30, 2026 and 2025. Extracts are drawn from the June 30, 2026 unaudited quarterly and December 31, 2025 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

Revision of Previously Issued Financial Statements

Certain prior year amounts have been reclassified to conform to the current year presentation. The effects of exchange rate changes on cash and cash equivalent balances were not previously presented as a separate item in the reconciliation of the net change in cash, cash equivalents and restricted cash in our Statements of Cash Flows, but rather included as a component of net cash provided by operating activities. Accordingly, we have revised our Condensed Consolidated Statements of Cash Flows to reflect the effects of exchange rate changes on cash and cash equivalent balances for the three months ended June 30, 2025. Also, the presentation of Free cash flow has been revised to reflect the effects of exchange rate changes on cash and cash equivalent balance.

TIDEWATER INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In Thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenues:
Vessel revenues	$339,731	$336,858	$663,149	$667,557
Other operating revenues	2,556	4,573	5,360	7,318
Total revenues	342,287	341,431	668,509	674,875
Costs and expenses:
Vessel operating costs	180,746	167,354	346,933	332,333
Costs of other operating revenues	1,072	3,108	1,833	4,538
General and administrative	34,845	31,213	68,404	60,307
Depreciation and amortization	66,412	64,314	133,031	129,746
Gain on asset dispositions, net	(3,316)	(5,480)	(3,204)	(8,018)
Total costs and expenses	279,759	260,509	546,997	518,906
Operating income	62,528	80,922	121,512	155,969
Other income (expense):
Foreign exchange gain (loss)	(688)	11,703	(4,091)	19,272
Interest income and other, net	730	2,103	2,919	4,260
Interest and other debt costs, net	(16,426)	(16,442)	(33,317)	(32,786)
Total other expense	(16,384)	(2,636)	(34,489)	(9,254)
Income before income taxes	46,144	78,286	87,023	146,715
Income tax expense	25,062	5,584	59,965	31,693
Net income	21,082	72,702	27,058	115,022
Less: Net loss attributable to noncontrolling interests	(580)	(228)	(744)	(561)
Net income attributable to Tidewater Inc.	$21,662	$72,930	$27,802	$115,583
Basic income per common share	$0.44	$1.47	$0.56	$2.29
Diluted income per common share	$0.43	$1.46	$0.56	$2.27
Weighted average common shares outstanding	49,663	49,674	49,663	50,583
Dilutive effect of warrants and restricted stock units	349	337	349	350
Adjusted weighted average common shares	50,012	50,011	50,012	50,933

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$613,544	$578,761
Trade and other receivables, net of allowance for credit losses of $1,132 and $3,034 at June 30, 2026 and December 31, 2025, respectively	306,568	285,372
Marine operating supplies	29,501	38,482
Prepaid expenses and other current assets	17,772	11,520
Total current assets	967,385	914,135
Net properties and equipment	1,038,114	1,072,020
Deferred drydocking and survey costs	142,896	139,736
Indemnification assets	9,663	9,455
Deferred tax asset	182,469	200,939
Other assets	25,733	50,626
Total assets	$2,366,260	$2,386,911

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$62,610	$66,347
Accrued expenses	133,706	153,169
Current portion of long-term debt	5,680	5,845
Other current liabilities	68,079	89,876
Total current liabilities	270,075	315,237
Long-term debt	647,523	649,048
Other liabilities	60,376	61,372

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 49,754,957 and 49,566,334 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	50	50
Additional paid-in-capital	1,663,520	1,663,247
Accumulated deficit	(277,355)	(305,157)
Accumulated other comprehensive loss	6,949	7,248
Total stockholders' equity	1,393,164	1,365,388
Noncontrolling interests	(4,878)	(4,134)
Total equity	1,388,286	1,361,254
Total liabilities and equity	$2,366,260	$2,386,911

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In Thousands)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income	$21,082	$72,702	$27,058	$115,022
Other comprehensive income (loss):
Change in liability of pension plans	(184)	666	(299)	1,213
Total comprehensive income	$20,898	$73,368	$26,759	$116,235

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Six Months	Six Months
	Ended	Ended
	June 30, 2026	June 30, 2025
Cash flows from operating activities:
Net income	$27,058	$115,022
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	76,593	75,923
Amortization of deferred drydocking and survey costs	56,438	53,823
Amortization of debt premiums and discounts	2,136	2,956
Amortization of below market contracts	—	(698)
Unrealized foreign exchange loss (gain)	2,944	(20,079)
Deferred income taxes provision	18,700	(15,420)
Gain on asset dispositions, net	(3,204)	(8,018)
Stock-based compensation expense	6,808	7,548
Changes in assets and liabilities:
Trade and other receivables	(21,196)	7,314
Accounts payable	(3,737)	(22,670)
Accrued expenses	(19,463)	(223)
Deferred drydocking and survey costs	(59,722)	(67,077)
Other, net	2,867	25,668
Net cash provided by operating activities	86,222	154,069
Cash flows from investing activities:
Proceeds from asset dispositions	14,856	11,084
Proceeds from sale of notes	—	660
Additions to properties and equipment	(29,808)	(15,492)
Net cash used in investing activities	(14,952)	(3,748)
Cash flows from financing activities:
Principal payments on long-term debt	(2,904)	(26,541)
Purchase of common stock	—	(90,089)
Payments on finance leases	(24,903)	—
Debt issuance costs	(109)	—
Share based awards reacquired to pay taxes	(6,536)	(7,752)
Net cash used in financing activities	(34,452)	(124,382)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(2,297)	17,337
Net change in cash, cash equivalents and restricted cash	34,521	43,276
Cash, cash equivalents and restricted cash at beginning of period	581,568	329,031
Cash, cash equivalents and restricted cash at end of period	$616,089	$372,307

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$32,094	$29,499
Income taxes	$39,269	$32,653
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$10,727
Supplemental disclosure of noncash financing activities:
Debt incurred for the purchase of vessels	$—	$11,479

Note:  Cash, cash equivalents and restricted cash at June 30, 2026 and 2025 includes $2.5 million and $2.9 million, respectively, in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at March 31, 2026	$50	$1,660,121	$(299,017)	$7,133	$(4,298)	$1,363,989
Total comprehensive income (loss)	—	—	21,662	(184)	(580)	20,898
Amortization of share-based awards	—	3,399	—	—	—	3,399
Balance at June 30, 2026	$50	$1,663,520	$(277,355)	$6,949	$(4,878)	$1,388,286

Balance at March 31, 2025	$51	$1,652,856	$(545,890)	$6,607	$(3,259)	$1,110,365
Total comprehensive income (loss)	—	—	72,930	666	(228)	73,368
Repurchase and retirement of common stock	(1)	—	(51,275)	—	—	(51,276)
Amortization of share-based awards	—	3,770	—	—	—	3,770
Balance at June 30, 2025	$50	$1,656,626	$(524,235)	$7,273	$(3,487)	$1,136,227

	Six Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2025	$50	$1,663,247	$(305,157)	$7,248	$(4,134)	$1,361,254
Total comprehensive income (loss)	—	—	27,802	(299)	(744)	26,759
Amortization of share-based awards	—	273	—	—	—	273
Balance at June 30, 2026	$50	$1,663,520	$(277,355)	$6,949	$(4,878)	$1,388,286

Balance at December 31, 2024	$52	$1,656,830	$(548,831)	$6,060	$(2,926)	$1,111,185
Total comprehensive income (loss)	—	—	115,583	1,213	(561)	116,235
Repurchase and retirement of common stock	(2)	—	(90,987)	—	—	(90,989)
Amortization of share-based awards	—	(204)	—	—	—	(204)
Balance at June 30, 2025	$50	$1,656,626	$(524,235)	$7,273	$(3,487)	$1,136,227

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Six Months Ended
	June 30, 2026		June 30, 2025		June 30, 2026		June 30, 2025
Vessel revenues:
Americas	$53,969	16%	$68,758	20%	$112,495	17%	$123,610	19%
Asia Pacific	47,948	14%	45,696	14%	94,512	14%	93,924	14%
Middle East	48,483	14%	40,215	12%	94,052	14%	83,517	12%
Europe/Mediterranean	112,076	33%	99,280	29%	199,021	30%	177,485	27%
West Africa	77,255	23%	82,909	25%	163,069	25%	189,021	28%
Total vessel revenues	$339,731	100%	$336,858	100%	$663,149	100%	$667,557	100%
Vessel operating costs:
Crew costs	$105,225	31%	$99,476	30%	$204,112	31%	$196,589	30%
Repair and maintenance	28,953	8%	23,937	7%	53,757	8%	45,891	7%
Insurance	2,939	1%	1,640	1%	5,599	1%	4,674	1%
Fuel, lube and supplies	21,046	6%	15,107	4%	37,500	5%	29,485	4%
Other	22,583	7%	27,194	8%	45,965	7%	55,694	8%
Total vessel operating costs	180,746	53%	167,354	50%	346,933	52%	332,333	50%
Vessel operating margin (A)	$158,985	47%	$169,504	50%	$316,216	48%	$335,224	50%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating income and other components of income (loss) before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Six Months Ended
	June 30, 2026		June 30, 2025		June 30, 2026		June 30, 2025
Vessel operating profit:
Americas	$7,385	2%	$20,242	6%	$16,952	3%	$25,137	4%
Asia Pacific	13,107	4%	11,778	3%	28,577	4%	25,458	4%
Middle East	6,184	2%	3,894	1%	12,812	2%	12,457	2%
Europe/Mediterranean	26,849	8%	29,227	9%	34,894	5%	36,605	5%
West Africa	24,612	7%	26,017	8%	61,842	9%	77,630	12%
Other operating profit	1,484	0%	1,465	0%	3,527	1%	2,780	0%
	79,621	23%	92,623	27%	158,604	24%	180,067	27%

Corporate expenses (A)	(20,409)	(6)%	(17,181)	(5)%	(40,296)	(6)%	(32,116)	(5)%
Gain (loss) on asset dispositions, net	3,316	1%	5,480	2%	3,204	0%	8,018	1%
Operating income	$62,528	18%	$80,922	24%	$121,512	18%	$155,969	23%

Note (A):  General and administrative expenses for the three and six months ended June 30, 2026 include stock-based compensation of $3.7 million and $6.8 million, respectively. General and administrative expenses for the three and six months ended June 30, 2025 include stock-based compensation of $4.0 million and $7.5 million, respectively. In addition, vessel operating and general and administrative costs for the three and six months ended June 30, 2026, include $1.1 million and $3.0 million in acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and six months ended June 30, 2025, include $0.3 and $0.3 million in acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Revenues:
Vessel revenues	$339,731	$323,418	$332,883	$338,491	$336,858
Other operating revenues	2,556	2,804	3,915	2,622	4,573
Total revenues	342,287	326,222	336,798	341,113	341,431
Costs and expenses:
Vessel operating costs (A)	180,746	166,187	172,119	176,130	167,354
Costs of other operating revenue	1,072	761	630	1,252	3,108
General and administrative (A)	34,845	33,559	38,968	35,256	31,213
Depreciation and amortization	66,412	66,619	66,189	66,404	64,314
(Gain) loss on asset dispositions, net	(3,316)	112	(5,084)	(580)	(5,480)
Total operating costs and expenses	279,759	267,238	272,822	278,462	260,509
Operating income	62,528	58,984	63,976	62,651	80,922
Other income (expense):
Foreign exchange gain (loss)	(688)	(3,403)	2,134	1,277	11,703
Interest income and other, net	730	2,189	3,454	455	2,103
Loss on early extinguishment of debt	—	—	(12)	(27,101)	—
Interest and other debt costs, net	(16,426)	(16,891)	(16,715)	(16,589)	(16,442)
Total other expense	(16,384)	(18,105)	(11,139)	(41,958)	(2,636)
Income before income taxes	46,144	40,879	52,837	20,693	78,286
Income tax expense (benefit)	25,062	34,903	(166,612)	21,711	5,584
Net income (loss)	21,082	5,976	219,449	(1,018)	72,702
Net loss attributable to noncontrolling interests	(580)	(164)	(435)	(212)	(228)
Net income (loss) attributable to Tidewater Inc.	$21,662	$6,140	$219,884	$(806)	$72,930
Basic income (loss) per common share	$0.44	$0.12	$4.44	$(0.02)	$1.47
Diluted income (loss) per common share	$0.43	$0.12	$4.41	$(0.02)	$1.46
Weighted average common shares outstanding	49,663	49,589	49,564	49,498	49,674
Dilutive effect of warrants and restricted stock units	349	249	332	—	337
Adjusted weighted average common shares	50,012	49,838	49,896	49,498	50,011

Vessel operating margin	$158,985	$157,231	$160,764	$162,361	$169,504

Note (A): Acquisition, restructuring and integration related costs	$1,104	$1,871	$4,064	$3,941	$340

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
ASSETS
Current assets:
Cash and cash equivalents	$613,544	$552,280	$578,761	$428,225	$369,405
Restricted cash	—	—	—	—	21
Trade and other receivables, net	306,568	299,735	285,372	332,596	316,491
Marine operating supplies	29,501	29,404	38,482	27,857	24,467
Prepaid expenses and other current assets	17,772	18,195	11,520	11,652	14,123
Total current assets	967,385	899,614	914,135	800,330	724,507
Net properties and equipment	1,038,114	1,069,081	1,072,020	1,104,503	1,132,114
Deferred drydocking and survey costs	142,896	147,871	139,736	154,234	165,659
Indemnification assets	9,663	8,273	9,455	9,456	11,158
Deferred tax asset	182,469	190,614	200,939	14,511	18,346
Other assets	25,733	25,217	50,626	45,846	22,588
Total assets	$2,366,260	$2,340,670	$2,386,911	$2,128,880	$2,074,372

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$62,610	$58,238	$66,347	$42,579	$48,715
Accrued expenses	133,706	139,525	153,169	130,879	131,305
Current portion of long-term debt	5,680	5,760	5,845	5,840	93,366
Other current liabilities	68,079	66,402	89,876	97,162	69,688
Total current liabilities	270,075	269,925	315,237	276,460	343,074
Long-term debt	647,523	648,616	649,048	649,802	531,874
Other liabilities	60,376	58,140	61,372	63,594	63,197

Equity:
Common stock	50	50	50	50	50
Additional paid-in-capital	1,663,520	1,660,121	1,663,247	1,659,820	1,656,626
Accumulated deficit	(277,355)	(299,017)	(305,157)	(525,041)	(524,235)
Accumulated other comprehensive income	6,949	7,133	7,248	7,894	7,273
Total stockholders' equity	1,393,164	1,368,287	1,365,388	1,142,723	1,139,714
Noncontrolling interests	(4,878)	(4,298)	(4,134)	(3,699)	(3,487)
Total equity	1,388,286	1,363,989	1,361,254	1,139,024	1,136,227
Total liabilities and equity	$2,366,260	$2,340,670	$2,386,911	$2,128,880	$2,074,372

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Cash flows from operating activities:
Net income (loss)	$21,082	$5,976	$219,449	$(1,018)	$72,702
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	38,096	38,497	37,838	37,334	36,909
Amortization of deferred drydocking and survey costs	28,316	28,122	28,351	29,070	27,405
Amortization of debt premiums and discounts	1,288	848	1,448	975	1,455
Amortization of below market contracts	—	—	(219)	(283)	(347)
Unrealized foreign exchange loss (gain)	383	2,561	(2,322)	(997)	(10,528)
Deferred income taxes provision (benefit)	8,311	10,389	(184,247)	3,851	(17,767)
Loss (gain) on asset dispositions, net	(3,316)	112	(5,084)	(580)	(5,480)
Loss on early extinguishment of debt	—	—	12	27,101	—
Stock-based compensation expense	3,745	3,063	3,454	3,481	4,057
Changes in assets and liabilities:
Trade and other receivables	(6,833)	(14,363)	47,224	(16,105)	(3,587)
Accounts payable	4,372	(8,109)	23,768	(6,136)	(1,488)
Accrued expenses	(5,819)	(13,644)	23,080	418	(3,329)
Deferred drydocking and survey costs	(23,341)	(36,381)	(13,853)	(17,645)	(23,738)
Other, net	759	2,108	(25,939)	12,613	(2,606)
Net cash provided by operating activities	67,043	19,179	152,960	72,079	73,658
Cash flows from investing activities:
Proceeds from asset dispositions	11,527	3,329	5,331	1,204	7,268
Proceeds from sale of notes	—	—	—	—	60
Additions to properties and equipment	(14,923)	(14,885)	(5,147)	(5,122)	(5,226)
Net cash provided by (used in) investing activities	(3,396)	(11,556)	184	(3,918)	2,102
Cash flows from financing activities:
Issuance of long-term debt	—	—	—	650,000	—
Principal payments on long-term debt	(1,807)	(1,097)	(1,814)	(613,587)	(14,041)
Purchase of common stock	—	—	—	—	(50,814)
Payments on finance leases	—	(24,903)	(895)	(5,537)	—
Debt extinguishment premium	—	—	(12)	(19,589)	—
Debt issuance costs	(8)	(101)	(844)	(18,985)	—
Share based awards reacquired to pay taxes	(347)	(6,189)	(27)	(287)	(287)
Net cash used in financing activities	(2,162)	(32,290)	(3,592)	(7,985)	(65,142)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(484)	(1,813)	910	(1,377)	11,775
Net change in cash, cash equivalents and restricted cash	61,001	(26,480)	150,462	58,799	22,393
Cash, cash equivalents and restricted cash at beginning of period	555,088	581,568	431,106	372,307	349,914
Cash, cash equivalents and restricted cash at end of period	$616,089	$555,088	$581,568	$431,106	$372,307

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$540	$31,554	$576	$17,735	$11,994
Income taxes	$19,347	$19,922	$18,366	$9,291	$17,505
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$—	$—	$—	$1,629
Recognition of finance leases	$—	$—	$5,262	$23,396	$—
Supplemental disclosure of noncash financing activities:
Debt incurred for purchase of vessels	$—	$—	$—	$—	$1,767

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$23,090	$25,153	$29,080	$30,460	$26,874
PSV < 900	21,583	23,038	25,067	33,363	27,734
AHTS > 16K	3,241	4,163	6,324	6,045	5,243
AHTS 8 - 16K	1,263	888	1,322	1,259	1,110
AHTS 4 - 8K	4,039	4,006	4,069	4,221	4,153
Other	753	1,278	3,844	1,565	3,644
Total	53,969	58,526	69,706	76,913	68,758
Asia Pacific fleet:
PSV > 900	23,687	24,862	22,560	22,660	20,878
PSV < 900	20,343	18,798	14,135	12,427	11,194
AHTS > 16K	3,861	2,847	4,993	12,065	11,655
AHTS 8 - 16K	—	—	213	1,518	1,804
Other	57	57	136	5,116	165
Total	47,948	46,564	42,037	53,786	45,696
Middle East fleet:
PSV > 900	2,338	2,378	2,664	1,246	599
PSV < 900	23,248	21,284	23,507	20,221	18,849
AHTS 8 - 16K	7,424	7,304	5,413	3,681	5,175
AHTS 4 - 8K	15,473	14,603	15,437	16,887	15,592
Total	48,483	45,569	47,021	42,035	40,215
Europe/Mediterranean fleet:
PSV > 900	82,258	67,841	64,189	67,302	78,778
PSV < 900	19,792	14,249	14,470	13,901	15,739
AHTS > 16K	9,784	4,518	3,317	2,127	4,266
Other	242	337	426	410	497
Total	112,076	86,945	82,402	83,740	99,280
West Africa fleet:
PSV > 900	13,803	9,700	12,914	14,328	19,600
PSV < 900	26,409	30,512	27,074	23,817	24,815
AHTS > 16K	14,564	13,700	15,149	12,037	9,934
AHTS 8 - 16K	13,537	22,543	27,211	22,859	21,725
AHTS 4 - 8K	938	1,396	1,427	1,428	1,457
Other	8,004	7,963	7,942	7,548	5,378
Total	77,255	85,814	91,717	82,017	82,909
Worldwide fleet:
PSV > 900	145,176	129,934	131,407	135,996	146,729
PSV < 900	111,375	107,881	104,253	103,729	98,331
AHTS > 16K	31,450	25,228	29,783	32,274	31,098
AHTS 8 - 16K	22,224	30,735	34,159	29,317	29,814
AHTS 4 - 8K	20,450	20,005	20,933	22,536	21,202
Other	9,056	9,635	12,348	14,639	9,684
Total	$339,731	$323,418	$332,883	$338,491	$336,858

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	11	12	12	12	11
PSV < 900	14	15	17	17	16
AHTS > 16K	1	2	2	2	2
AHTS 8 - 16K	1	1	1	1	1
AHTS 4 - 8K	2	2	2	2	2
Other	1	1	2	1	2
Total	30	33	36	35	34
Stacked vessels	(4)	(4)	(4)	(2)	(2)
Active vessels	26	29	32	33	32
Asia Pacific fleet:
PSV > 900	10	9	9	9	9
PSV < 900	7	7	5	5	5
AHTS > 16K	2	2	2	3	3
AHTS 8 - 16K	—	—	—	2	2
AHTS 4 - 8K	—	—	—	—	1
Other	—	—	—	1	—
Total	19	18	16	20	20
Stacked vessels	—	—	—	—	—
Active vessels	19	18	16	20	20
Middle East fleet:
PSV > 900	1	1	1	1	1
PSV < 900	20	20	20	20	20
AHTS 8 - 16K	7	7	7	5	5
AHTS 4 - 8K	17	17	17	17	17
Total	45	45	45	43	43
Stacked vessels	—	—	—	—	—
Active vessels	45	45	45	43	43
Europe/Mediterranean fleet:
PSV > 900	43	43	40	40	39
PSV < 900	11	10	9	9	9
AHTS > 16K	3	2	1	1	2
Total	57	55	50	50	50
Stacked vessels	—	—	—	—	—
Active vessels	57	55	50	50	50
West Africa fleet:
PSV > 900	5	5	7	7	9
PSV < 900	16	16	18	18	19
AHTS > 16K	5	5	6	5	4
AHTS 8 - 16K	13	13	13	13	14
AHTS 4 - 8K	1	1	2	2	2
Other	15	16	16	20	21
Total	55	56	62	65	69
Stacked vessels	(2)	(3)	(4)	(5)	(4)
Active vessels	53	53	58	60	65
Worldwide fleet:
PSV > 900	70	70	69	69	69
PSV < 900	68	68	69	69	69
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	21	21	21	22
AHTS 4 - 8K	20	20	21	21	22
Other	16	17	18	22	23
Total	206	207	209	213	216
Stacked vessels	(6)	(7)	(8)	(7)	(6)
Active vessels	200	200	201	206	210

Total active	200	200	201	206	210
Total stacked	6	7	8	7	6
Total	206	207	209	213	216

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	1,001	1,063	1,082	1,060	947
PSV < 900	1,274	1,407	1,533	1,564	1,493
AHTS > 16K	91	171	184	184	182
AHTS 8 - 16K	91	90	92	92	91
AHTS 4 - 8K	182	180	184	184	182
Other	91	90	184	93	179
Total	2,730	3,001	3,259	3,177	3,074
Asia Pacific fleet:
PSV > 900	910	827	828	828	819
PSV < 900	637	583	491	460	455
AHTS > 16K	182	180	198	276	273
AHTS 8 - 16K	—	—	43	184	182
AHTS 4 - 8K	—	—	—	—	65
Other	—	—	—	91	3
Total	1,729	1,590	1,560	1,839	1,797
Middle East fleet:
PSV > 900	91	90	92	92	91
PSV < 900	1,820	1,800	1,840	1,840	1,820
AHTS 8 - 16K	637	630	601	460	455
AHTS 4 - 8K	1,547	1,530	1,564	1,564	1,547
Total	4,095	4,050	4,097	3,956	3,913
Europe/Mediterranean fleet:
PSV > 900	3,913	3,864	3,727	3,680	3,569
PSV < 900	1,001	911	859	828	812
AHTS > 16K	273	173	92	92	182
Total	5,204	4,948	4,678	4,600	4,563
West Africa fleet:
PSV > 900	455	456	619	688	853
PSV < 900	1,456	1,487	1,625	1,656	1,699
AHTS > 16K	455	466	538	460	364
AHTS 8 - 16K	1,166	1,170	1,196	1,196	1,247
AHTS 4 - 8K	91	90	154	184	182
Other	1,324	1,412	1,485	1,817	1,905
Total	4,947	5,081	5,617	6,001	6,250
Worldwide fleet:
PSV > 900	6,370	6,300	6,348	6,348	6,279
PSV < 900	6,188	6,188	6,348	6,348	6,279
AHTS > 16K	1,001	990	1,012	1,012	1,001
AHTS 8 - 16K	1,911	1,890	1,932	1,932	1,975
AHTS 4 - 8K	1,820	1,800	1,902	1,932	1,976
Other	1,415	1,502	1,669	2,001	2,087
Total	18,705	18,670	19,211	19,573	19,597

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV > 900	91	45	—	—	—
PSV < 900	273	378	385	184	182
Total	364	423	385	184	182
West Africa fleet:
AHTS 4 - 8K	—	—	62	92	91
Other	141	242	289	404	312
Total	141	242	351	496	403
Worldwide fleet:
PSV > 900	91	45	—	—	—
PSV < 900	273	378	385	184	182
AHTS 4 - 8K	—	—	62	92	91
Other	141	242	289	404	312
Total	505	665	736	680	585

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	910	1,018	1,082	1,060	947
PSV < 900	1,001	1,029	1,148	1,380	1,311
AHTS > 16K	91	171	184	184	182
AHTS 8 - 16K	91	90	92	92	91
AHTS 4 - 8K	182	180	184	184	182
Other	91	90	184	93	179
Total	2,366	2,578	2,874	2,993	2,892
Asia Pacific fleet:
PSV > 900	910	827	828	828	819
PSV < 900	637	583	491	460	455
AHTS > 16K	182	180	198	276	273
AHTS 8 - 16K	—	—	43	184	182
AHTS 4 - 8K	—	—	—	—	65
Other	—	—	—	91	3
Total	1,729	1,590	1,560	1,839	1,797
Middle East fleet:
PSV > 900	91	90	92	92	91
PSV < 900	1,820	1,800	1,840	1,840	1,820
AHTS 8 - 16K	637	630	601	460	455
AHTS 4 - 8K	1,547	1,530	1,564	1,564	1,547
Total	4,095	4,050	4,097	3,956	3,913
Europe/Mediterranean fleet:
PSV > 900	3,913	3,864	3,727	3,680	3,569
PSV < 900	1,001	911	859	828	812
AHTS > 16K	273	173	92	92	182
Total	5,204	4,948	4,678	4,600	4,563
West Africa fleet:
PSV > 900	455	456	619	688	853
PSV < 900	1,456	1,487	1,625	1,656	1,699
AHTS > 16K	455	466	538	460	364
AHTS 8 - 16K	1,166	1,170	1,196	1,196	1,247
AHTS 4 - 8K	91	90	92	92	91
Other	1,183	1,170	1,196	1,413	1,593
Total	4,806	4,839	5,266	5,505	5,847
Worldwide fleet:
PSV > 900	6,279	6,255	6,348	6,348	6,279
PSV < 900	5,915	5,810	5,963	6,164	6,097
AHTS > 16K	1,001	990	1,012	1,012	1,001
AHTS 8 - 16K	1,911	1,890	1,932	1,932	1,975
AHTS 4 - 8K	1,820	1,800	1,840	1,840	1,885
Other	1,274	1,260	1,380	1,597	1,775
Total	18,200	18,005	18,475	18,893	19,012

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	64.9%	68.2%	74.9%	83.6%	87.0%
PSV < 900	62.5	57.5	58.4	70.3	63.6
AHTS > 16K	100.0	67.4	98.1	92.7	77.3
AHTS 8 - 16K	100.0	70.8	100.0	100.0	92.7
AHTS 4 - 8K	97.3	100.0	97.3	100.0	99.5
Other	58.2	100.0	75.9	96.4	83.5
Total	68.0%	66.1%	70.4%	79.4%	75.8%
Asia Pacific fleet:
PSV > 900	71.7%	84.6%	75.8%	75.2%	70.1%
PSV < 900	83.2	84.2	96.0	90.3	75.0
AHTS > 16K	62.1	29.0	42.0	63.7	88.5
AHTS 8 - 16K	—	—	35.9	35.1	34.4
Other	—	—	—	99.5	—
Total	74.9%	78.2%	76.8%	74.5%	67.9%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	82.6%	38.9%
PSV < 900	86.3	79.4	82.9	79.2	76.9
AHTS 8 - 16K	82.0	81.8	69.1	65.1	95.7
AHTS 4 - 8K	74.1	75.3	79.0	86.0	81.0
Total	81.3%	78.7%	79.8%	80.3%	79.8%
Europe/Mediterranean fleet:
PSV > 900	88.5%	82.7%	87.7%	88.7%	94.8%
PSV < 900	92.2	77.2	85.8	81.2	92.0
AHTS > 16K	80.5	34.9	78.0	100.0	69.1
Total	88.5%	80.0%	87.2%	87.5%	93.3%
West Africa fleet:
PSV > 900	96.3%	66.2%	71.0%	66.8%	70.1%
PSV < 900	76.9	89.9	68.8	53.8	52.4
AHTS > 16K	94.7	86.8	87.3	79.9	85.1
AHTS 8 - 16K	54.5	84.4	96.9	84.9	75.3
AHTS 4 - 8K	66.4	100.0	59.7	50.0	50.0
Other	78.4	72.2	65.4	50.3	40.5
Total	75.3%	81.5%	75.7%	62.3%	57.6%
Worldwide fleet:
PSV > 900	83.1%	79.6%	82.5%	83.6%	86.2%
PSV < 900	79.8	77.1	74.8	71.5	68.9
AHTS > 16K	85.4	63.9	79.6	79.7	81.7
AHTS 8 - 16K	65.3	82.9	87.1	76.1	77.0
AHTS 4 - 8K	76.1	79.0	79.2	83.9	77.2
Other	77.1	73.8	66.5	54.6	44.1
Total	79.2%	77.7%	78.6%	75.8%	74.1%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	71.4%	71.3%	74.9%	83.6%	87.0%
PSV < 900	79.5	78.7	77.9	79.7	72.4
AHTS > 16K	100.0	67.4	98.1	92.7	77.3
AHTS 8 - 16K	100.0	70.8	100.0	100.0	92.7
AHTS 4 - 8K	97.3	100.0	97.3	100.0	99.5
Other	58.2	100.0	75.9	96.4	83.5
Total	78.5%	77.0%	79.9%	84.3%	80.5%
Asia Pacific fleet:
PSV > 900	71.7%	84.6%	75.8%	75.2%	70.1%
PSV < 900	83.2	84.2	96.0	90.3	75.0
AHTS > 16K	62.1	29.0	42.0	63.7	88.5
AHTS 8 - 16K	—	—	35.9	35.1	34.4
Other	—	—	—	99.5	—
Total	74.9%	78.2%	76.8%	74.5%	67.9%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	82.6%	38.9%
PSV < 900	86.3	79.4	82.9	79.2	76.9
AHTS 8 - 16K	82.0	81.8	69.1	65.1	95.7
AHTS 4 - 8K	74.1	75.3	79.0	86.0	81.0
Total	81.3%	78.7%	79.8%	80.3%	79.8%
Europe/Mediterranean fleet:
PSV > 900	88.5%	82.7%	87.7%	88.7%	94.8%
PSV < 900	92.2	77.2	85.8	81.2	92.0
AHTS > 16K	80.5	34.9	78.0	100.0	69.1
Total	88.5%	80.0%	87.2%	87.5%	93.3%
West Africa fleet:
PSV > 900	96.3%	66.2%	71.0%	66.8%	70.1%
PSV < 900	76.9	89.9	68.8	53.8	52.4
AHTS > 16K	94.7	86.8	87.3	79.9	85.1
AHTS 8 - 16K	54.5	84.4	96.9	84.9	75.3
AHTS 4 - 8K	66.4	100.0	100.0	100.0	100.0
Other	87.7	87.1	81.2	64.6	48.4
Total	77.5%	85.5%	80.7%	67.9%	61.6%
Worldwide fleet:
PSV > 900	84.3%	80.2%	82.5%	83.6%	86.2%
PSV < 900	83.5	82.1	79.6	73.6	71.0
AHTS > 16K	85.4	63.9	79.6	79.7	81.7
AHTS 8 - 16K	65.3	82.9	87.1	76.1	77.0
AHTS 4 - 8K	76.1	79.0	81.9	88.1	80.9
Other	85.6	88.0	80.5	68.5	51.8
Total	81.4%	80.6%	81.7%	78.5%	76.4%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$35,554	$34,675	$35,891	$34,365	$32,617
PSV < 900	27,115	28,460	28,021	30,326	29,222
AHTS > 16K	35,619	36,124	35,038	35,435	37,252
AHTS 8 - 16K	13,878	13,944	14,368	13,672	13,151
AHTS 4 - 8K	22,816	22,253	22,733	22,942	22,943
Other	14,212	14,197	27,545	17,456	24,369
Total	29,056	29,501	30,362	30,487	29,526
Asia Pacific fleet:
PSV > 900	36,304	35,539	35,929	36,371	36,341
PSV < 900	38,381	38,297	29,975	29,908	32,803
AHTS > 16K	34,182	54,481	59,996	68,580	48,255
AHTS 8 - 16K	—	—	13,776	23,531	28,856
Other	—	—	—	55,320	—
Total	37,013	37,470	35,025	39,196	37,372
Middle East fleet:
PSV > 900	25,700	26,425	28,955	16,391	16,929
PSV < 900	14,798	14,883	15,405	13,878	13,469
AHTS 8 - 16K	14,213	14,179	13,033	12,290	11,889
AHTS 4 - 8K	13,494	12,670	12,487	12,555	12,443
Total	14,555	14,295	14,381	13,228	12,877
Europe/Mediterranean fleet:
PSV > 900	23,760	21,221	19,640	20,630	23,292
PSV < 900	21,456	20,269	19,625	20,674	21,061
AHTS > 16K	44,502	74,726	46,204	23,122	33,904
Total	24,341	21,954	20,173	20,752	23,275
West Africa fleet:
PSV > 900	31,515	32,171	29,383	31,188	32,777
PSV < 900	23,573	22,828	24,213	26,729	27,867
AHTS > 16K	33,786	33,884	32,256	32,746	32,082
AHTS 8 - 16K	21,303	22,825	23,470	22,524	23,123
AHTS 4 - 8K	15,509	15,510	15,511	15,516	16,010
Other	7,713	7,814	8,180	8,264	6,979
Total	20,751	20,732	21,583	21,940	23,035
Worldwide fleet:
PSV > 900	27,429	25,917	25,087	25,625	27,102
PSV < 900	22,547	22,617	21,959	22,867	22,722
AHTS > 16K	36,789	39,900	36,991	40,037	38,029
AHTS 8 - 16K	17,797	19,621	20,306	19,931	19,592
AHTS 4 - 8K	14,775	14,062	13,888	13,902	13,902
Other	8,303	8,687	10,923	13,127	10,147
Total	$22,938	$22,283	$22,044	$22,798	$23,166

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025

Americas
Vessel revenues	$53,969	$58,526	$69,706	$76,913	$68,758

Vessel operating costs:
Crew costs	17,972	19,729	22,429	22,634	19,652
Repair and maintenance	5,706	5,228	6,286	5,350	4,830
Insurance	429	462	540	570	351
Fuel, lube and supplies	3,252	2,887	2,739	2,464	2,215
Other	5,276	5,564	5,875	4,598	5,965
Total vessel operating costs	32,635	33,870	37,869	35,616	33,013

Vessel operating margin ($)	21,334	24,656	31,837	41,297	35,745
Vessel operating margin (%)	39.5%	42.1%	45.7%	53.7%	52.0%

Americas - Select operating statistics
Average vessels - Total fleet	30	33	36	35	34
Utilization - Total fleet	68.0%	66.1%	70.4%	79.4%	75.8%

Average vessels - Active fleet	26	29	32	33	32
Utilization - Active fleet	78.5%	77.0%	79.9%	84.3%	80.5%

Average day rates	$29,056	$29,501	$30,362	$30,487	$29,526

Vessels commencing drydocks	3	4	3	—	1

Deferred drydocking and survey costs - beginning balance	$19,996	$19,907	$22,400	$25,608	$28,443
Cash paid for deferred drydocking and survey costs	3,634	10,685	2,858	1,082	1,027
Amortization of deferred drydocking and survey costs	(4,269)	(4,688)	(5,351)	(5,817)	(5,338)
Disposals, intersegment transfers and other	2,171	(5,908)	—	1,527	1,476
Deferred drydocking and survey costs - ending balance	$21,532	$19,996	$19,907	$22,400	$25,608

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025

Asia Pacific
Vessel revenues	$47,948	$46,564	$42,037	$53,786	$45,696

Vessel operating costs:
Crew costs	17,630	15,867	14,304	20,887	18,518
Repair and maintenance	3,136	2,957	3,427	3,842	3,365
Insurance	283	254	331	330	176
Fuel, lube and supplies	3,048	2,513	1,890	2,443	1,789
Other	2,095	1,754	2,369	2,768	2,317
Total vessel operating costs	26,192	23,345	22,321	30,270	26,165

Vessel operating margin ($)	21,756	23,219	19,716	23,516	19,531
Vessel operating margin (%)	45.4%	49.9%	46.9%	43.7%	42.7%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	19	18	16	20	20
Utilization - Total fleet	74.9%	78.2%	76.8%	74.5%	67.9%

Average vessels - Active fleet	19	18	16	20	20
Utilization - Active fleet	74.9%	78.2%	76.8%	74.5%	67.9%

Average day rates	$37,013	$37,470	$35,025	$39,196	$37,372

Vessels commencing drydocks	1	1	2	3	2

Deferred drydocking and survey costs - beginning balance	$12,786	$10,185	$14,094	$13,462	$13,810
Cash paid for deferred drydocking and survey costs	843	452	998	3,340	2,487
Amortization of deferred drydocking and survey costs	(2,377)	(2,340)	(1,998)	(2,578)	(2,428)
Disposals, intersegment transfers and other	(979)	4,489	(2,909)	(130)	(407)
Deferred drydocking and survey costs - ending balance	$10,273	$12,786	$10,185	$14,094	$13,462

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025

Middle East
Vessel revenues	$48,483	$45,569	$47,021	$42,035	$40,215

Vessel operating costs:
Crew costs	17,314	15,527	14,207	13,541	13,302
Repair and maintenance	4,514	3,856	6,153	4,556	4,261
Insurance	852	763	463	484	343
Fuel, lube and supplies	3,548	2,684	2,790	2,916	3,250
Other	4,044	4,075	4,570	4,242	4,661
Total vessel operating costs	30,272	26,905	28,183	25,739	25,817

Vessel operating margin ($)	18,211	18,664	18,838	16,296	14,398
Vessel operating margin (%)	37.6%	41.0%	40.1%	38.8%	35.8%

Middle East - Select operating statistics
Average vessels - Total fleet	45	45	45	43	43
Utilization - Total fleet	81.3%	78.7%	79.8%	80.3%	79.8%

Average vessels - Active fleet	45	45	45	43	43
Utilization - Active fleet	81.3%	78.7%	79.8%	80.3%	79.8%

Average day rates	$14,555	$14,295	$14,381	$13,228	$12,877

Vessels commencing drydocks	4	8	9	8	11

Deferred drydocking and survey costs - beginning balance	$45,558	$39,996	$38,913	$35,355	$31,423
Cash paid for deferred drydocking and survey costs	5,059	11,082	7,127	8,716	8,191
Amortization of deferred drydocking and survey costs	(6,012)	(6,059)	(6,044)	(5,158)	(4,259)
Disposals, intersegment transfers and other	(538)	539	—	—	—
Deferred drydocking and survey costs - ending balance	$44,067	$45,558	$39,996	$38,913	$35,355

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025

Europe/Mediterranean
Vessel revenues	$112,076	$86,945	$82,402	$83,740	$99,280

Vessel operating costs:
Crew costs	34,312	31,699	29,932	30,104	29,342
Repair and maintenance	9,419	7,566	7,267	7,481	5,736
Insurance	810	699	806	797	417
Fuel, lube and supplies	5,229	4,651	3,251	3,469	2,153
Other	5,981	5,766	5,258	4,805	6,187
Total vessel operating costs	55,751	50,381	46,514	46,656	43,835

Vessel operating margin ($)	56,325	36,564	35,888	37,084	55,445
Vessel operating margin (%)	50.3%	42.1%	43.6%	44.3%	55.8%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	57	55	50	50	50
Utilization - Total fleet	88.5%	80.0%	87.2%	87.5%	93.3%

Average vessels - Active fleet	57	55	50	50	50
Utilization - Active fleet	88.5%	80.0%	87.2%	87.5%	93.3%

Average day rates	$24,341	$21,954	$20,173	$20,752	$23,275

Vessels commencing drydocks	5	9	2	3	1

Deferred drydocking and survey costs - beginning balance	$36,762	$28,489	$30,440	$35,571	$41,011
Cash paid for deferred drydocking and survey costs	10,641	11,214	1,324	2,103	1,811
Amortization of deferred drydocking and survey costs	(8,525)	(7,527)	(6,184)	(6,363)	(6,919)
Disposals, intersegment transfers and other	(356)	4,586	2,909	(871)	(332)
Deferred drydocking and survey costs - ending balance	$38,522	$36,762	$28,489	$30,440	$35,571

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025

West Africa
Vessel revenues	$77,255	$85,814	$91,717	$82,017	$82,909

Vessel operating costs:
Crew costs	17,997	16,065	19,300	18,363	18,662
Repair and maintenance	6,178	5,197	6,243	7,407	5,745
Insurance	565	482	683	711	353
Fuel, lube and supplies	5,969	3,719	4,557	5,149	5,700
Other	5,187	6,223	6,449	6,219	8,064
Total vessel operating costs	35,896	31,686	37,232	37,849	38,524

Vessel operating margin ($)	41,359	54,128	54,485	44,168	44,385
Vessel operating margin (%)	53.5%	63.1%	59.4%	53.9%	53.5%

West Africa - Select operating statistics
Average vessels - Total fleet	55	56	62	65	69
Utilization - Total fleet	75.3%	81.5%	75.7%	62.3%	57.6%

Average vessels - Active fleet	53	53	58	60	65
Utilization - Active fleet	77.5%	85.5%	80.7%	67.9%	61.6%

Average day rates	$20,751	$20,732	$21,583	$21,940	$23,035

Vessels commencing drydocks	2	3	1	2	4

Deferred drydocking and survey costs - beginning balance	$32,769	$41,159	$48,387	$55,663	$54,639
Cash paid for deferred drydocking and survey costs	3,164	2,948	1,546	2,404	10,222
Amortization of deferred drydocking and survey costs	(7,133)	(7,508)	(8,774)	(9,154)	(8,461)
Disposals, intersegment transfers and other	(298)	(3,830)	—	(526)	(737)
Deferred drydocking and survey costs - ending balance	$28,502	$32,769	$41,159	$48,387	$55,663

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025

Worldwide
Vessel revenues	$339,731	$323,418	$332,883	$338,491	$336,858

Vessel operating costs:
Crew costs	105,225	98,887	100,172	105,529	99,476
Repair and maintenance	28,953	24,804	29,376	28,636	23,937
Insurance	2,939	2,660	2,823	2,892	1,640
Fuel, lube and supplies	21,046	16,454	15,227	16,441	15,107
Other	22,583	23,382	24,521	22,632	27,194
Total vessel operating costs	180,746	166,187	172,119	176,130	167,354

Vessel operating margin ($)	158,985	157,231	160,764	162,361	169,504
Vessel operating margin (%)	46.8%	48.6%	48.3%	48.0%	50.3%

Worldwide - Select operating statistics
Average vessels - Total fleet	206	207	209	213	216
Utilization - Total fleet	79.2%	77.7%	78.6%	75.8%	74.1%

Average vessels - Active fleet	200	200	201	206	210
Utilization - Active fleet	81.4%	80.6%	81.7%	78.5%	76.4%

Average day rates	$22,938	$22,283	$22,044	$22,798	$23,166

Vessels commencing drydocks	15	25	17	16	19

Deferred drydocking and survey costs - beginning balance	$147,871	$139,736	$154,234	$165,659	$169,326
Cash paid for deferred drydocking and survey costs	23,341	36,381	13,853	17,645	23,738
Amortization of deferred drydocking and survey costs	(28,316)	(28,122)	(28,351)	(29,070)	(27,405)
Disposals, intersegment transfers and other	—	(124)	—	—	—
Deferred drydocking and survey costs - ending balance	$142,896	$147,871	$139,736	$154,234	$165,659

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025

Net income (loss)	$21,082	$5,976	$219,449	$(1,018)	$72,702

Interest and other debt costs	16,426	16,891	16,715	16,589	16,442
Income tax expense	25,062	34,903	(166,612)	21,711	5,584
Depreciation	38,096	38,497	37,838	37,334	36,909
Amortization of deferred drydock and survey costs	28,316	28,122	28,351	29,070	27,405
Amortization of below market contracts	—	—	(219)	(283)	(347)
EBITDA (A), (B), (C)	128,982	124,389	135,522	103,403	158,695

Non-cash indemnification assets charge (credit)	—	—	—	—	(112)
Non-cash stock compensation expense	3,745	3,063	3,454	3,481	4,057
Loss on early extinguishment of debt	—	—	12	27,101	—
Acquisition, restructuring and integration related costs	1,104	1,871	4,064	3,941	340
Adjusted EBITDA (A), (B), (C)	$133,831	$129,323	$143,052	$137,926	$162,980

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge (credit) included in interest income and other; non-cash stock-based compensation expense; loss on early extinguishment of debt; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended June 30, 2026, and for each of the prior four quarters includes non-cash stock-based compensation expense of $3,745, $3,063, $3,454, $3,481 and $4,057 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2026, and for each of the prior four quarters includes foreign exchange gain (losses) of $(688), $(3,403), $2,134, $1,277 and $11,703 respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes non-cash indemnification asset charge (credit), non-cash stock-based compensation expense, loss on early extinguishment of debt and acquisition, restructuring and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025

Net cash provided by operating activities (A)	$67,043	$19,179	$152,960	$72,079	$73,658

Cash interest expense	540	31,554	576	17,735	11,994
Interest income and other (net of certain non-cash items)	661	(2,939)	(3,455)	(1,860)	(2,103)
Indemnification assets credit	—	—	—	—	112
Additions to property and equipment	(14,923)	(14,885)	(5,147)	(5,122)	(5,226)
Expansion capital	—	—	—	—	3
Effects of exchange rate changes on cash	(484)	(1,813)	910	(1,377)	11,775
	52,837	31,096	145,844	81,455	90,213

Proceeds from asset sales	11,527	3,329	5,331	1,204	7,328

Free cash flow	$64,364	$34,425	$151,175	$82,659	$97,541

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for effects of exchange rate changes on cash, capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income and other. Free cash flow excludes indemnification assets credit (charge) included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(7,521)	$(34,008)	$68,133	$(9,210)	$(11,010)
Cash paid for deferred drydock and survey costs	(23,341)	(36,381)	(13,853)	(17,645)	(23,738)
Total sources (uses) of cash for changes in assets and liabilities	$(30,862)	$(70,389)	$54,280	$(26,855)	$(34,748)

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.